LONG-TERM EMPLOYEE-RELATED OBLIGATIONS (Tables)	12 Months Ended
Dec. 31, 2019
Retirement Benefits [Abstract]
Schedule of Expected Future Benefits
TAT expects to pay $1,026 in future benefits to their employees during 2020 through 2029 upon their normal retirement age. The amount was determined based on the employee’s current salary rates and the number of service years that will be accumulated upon the retirement date. These amounts do not include amounts that might be paid to employees that will cease working for the Israeli company before their normal retirement age.

Year	Amount
2020	$341
2021	55
2022	9
2023	147
2024	48
Thereafter (through 2029)	426
Total	$1,026